UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

Andrew Schlossberg President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2011 Annual Report to Shareholders

October 31, 2011

PowerShares Active Low Duration Fund (PLK)

PowerShares Active Mega Cap Fund (PMA)

PowerShares Active U.S. Real Estate Fund (PSR)

Table of Contents

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	10

Fees and Expenses	12

Actively Managed Funds

Schedules of Investments

PowerShares Active Low Duration Fund (PLK)	13

PowerShares Active Mega Cap Fund (PMA)	14

PowerShares Active U.S. Real Estate Fund (PSR)	15

Statements of Assets and Liabilities	16

Statements of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	33

Tax Information	34

Trustees and Officers	35

The Market Environment

Global Fixed Income:

Global financial markets were unsettled and volatile during the fiscal year as investors assessed and reacted to the economic implications of several systemic shocks, including the Japanese earthquake disaster, the Arab Spring, and a reinvigorated Eurozone sovereign debt crisis. Even so, the global investment grade bond market, as measured by the Barclays Capital Global Aggregate ex. US Index, generated a positive total return for the 12 months ended October 31, 2011.

During the early part of the fiscal year, interest rates trended higher across the globe. In the developed west, economies appeared to be on the mend and GDP growth prospects, although low, were improving. In Europe, growing uncertainties about Greece and other European countries' solvency led to higher yields for certain countries and a growing divergence of borrowing costs across the Eurozone. Emerging market economies, especially in the Asia/Pacific region, rebounded particularly well following the global financial crisis and their currencies attracted global capital flows, sparking some concerns of inflation, asset pricing bubbles and overheating economies. During the latter part of the fiscal year, the European sovereign debt crisis and related concerns about financial sector stability dominated news headlines, leading to periods of extreme risk aversion, wider credit spreads, and subsequently higher demand for the perceived safe havens of U.S. Treasuries and German Bunds. This, despite the Standard & Poor's ("S&P") credit rating downgrade of the U.S., led to concerns over the future of the Euro, and diminishing forecasts for economic growth across key developed and emerging markets. Central banks activities mirrored the differences across regions of the globe during the year. Monetary tightening occurred across many markets where signs of inflation began to appear. In contrast, the U.S., Japan, and the Eurozone maintained key lending rates at or near historic lows as below target economic growth persisted and inflation was less of a concern.

U.S. Equity:

The fiscal year began with equity markets fueled by the second round of Federal Reserve "Quantitative Easing" and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macro-economic distortions due to civil unrest in Egypt and Libya, flooding in Australia, and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but often were overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and generally were positive through the summer, the major equity indices sold off precipitously in August as the U.S. struggled with the debt ceiling and ultimately received the first-ever downgrade to its credit rating from S&P. Uncertainty created by the U.S. credit downgrade, combined with a lack of consumer confidence and an intensifying debt crisis in the Eurozone, continued to weigh on investors through the end of the period, reigniting fears of a global recession and a double-dip recession in the U.S.

Non U.S. Equity:

Global equity markets faced headwinds in 2010 and 2011. Notably, several southern European economies, including those of Greece, Spain, Portugal, and Italy, faced solvency concerns amid massive fiscal deficits. The fiscal year ended with a market upswing, however, as European leaders took steps to address the Greek sovereign debt issue, expand the bailout fund, and stabilize the banking system.

Market volatility was a common theme during the fiscal year. During mid-2011, Greek sovereign debt concerns and signs of slowing global growth continued to worry investors. In addition, numerous world events caught investors' attention, including the growing unrest in the Middle East and Northern Africa, and the devastating earthquake and tsunami in Japan on March 11th. Renewed credit problems overseas

The Market Environment (Continued)

and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk.

Although Europe's debt status bore the greatest negative macroeconomic heft globally, inflation was the major concern across Asia throughout the fiscal year. Fortunately, these concerns started to subside towards the end of the period, with a surprise interest rate reduction in Indonesia, inflationary easing in China, and an expected crest in India's inflation rate. The slowdown in inflation rates gave Asian governments the ability to loosen monetary policy as needed to help maintain financial stability and potentially stimulate economic growth. Though inflation rates in China receded from peak levels over the period, China's capacity to continue its economic expansion and serve as the world's growth engine came into question due to a more recent slowdown that negatively affected investor sentiment. The growth numbers in China, however, remained healthy.

In emerging market countries, investors became risk-averse on news of potential defaults in Europe, as well as slowing growth and accounting concerns in China leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.

Manager's Analysis

PowerShares Active Low Duration Fund (ticker: PLK)

The sub-adviser of the PowerShares Active Low Duration Fund (the "Fund") is Invesco Advisers, Inc. The investment objective of the Fund is to provide total return. The Fund seeks to achieve its objective by investing in a portfolio of U.S. government, corporate and agency debt securities selected by Invesco World-Wide Fixed Income management team. The Fund seeks to outperform its benchmark, Barclays Capital 1-3 Year U.S. Treasury Index (the "Index"), by applying an actively-managed, top-down portfolio construction and bottom-up security selection total return strategy.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 0.75%. On an NAV basis, the Fund returned 0.67%. During this same year the Index returned 1.05%.

Duration Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Maturing in less than 1 year	12.5
Maturing in 1 to 5 years	84.3
Maturing in 6 to 10 years	2.6
Money Market Fund	3.2
Liabilities in excess of other assets	(2.6)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
United States Treasury Notes, 0.500, 10/15/14	9.4
United States Treasury Notes, 2.250, 01/31/15	8.3
United States Treasury Notes, 4.250, 09/30/12	7.1
United States Treasury Notes, 1.000, 01/15/14	6.5
United States Treasury Notes, 2.125, 05/31/15	6.2
United States Treasury Notes, 3.625, 05/15/13	6.2
United States Treasury Notes, 0.750, 12/15/13	5.9
United States Treasury Notes, 1.000, 08/31/16	5.8
United States Treasury Notes, 1.125, 06/15/13	4.1
Federal National Mortgage Association, 1.250, 02/27/14	4.0
Total	63.5

Manager's Analysis (Continued)

PowerShares Active Low Duration Fund (ticker: PLK)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2011

		Avg. Ann.††	Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Barclays Capital 1-3 Year U.S. Treasury Index	1.05%	2.15%	2.27%	8.38%
Barclays Capital U.S. Aggregate Index	5.00%	8.87%	6.22%	24.12%
Fund
Net Asset Value ("NAV") Return	0.67%	2.10%	2.02%	7.36%
Share Price Return	0.75%	2.59%	1.93%	7.02%

Fund Inception: April 11, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.29% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital 1-3 Year U.S. Treasury Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 46 common stocks.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Active Mega Cap Fund (ticker: PMA)

The PowerShares Active Mega Cap Fund's (the "Fund") universe includes the holdings of the Russell Top 200® Index (the "Index") as well as other mega-cap stocks that meet certain liquidity requirements. All stocks in the universe are evaluated by Invesco Advisers, Inc.'s, the sub-adviser, proprietary stock selection model. The model is based on several factors relating to four main concepts: earnings momentum, price trend, management action and relative value. Each stock is ranked by this model, and the result is a "weight-of-the-evidence" forecast of the expected annual forecasted excess return for each stock compared to other stocks within their respective industry for the next month. Additionally, each stock is evaluated for risk using at least 17 variables. The Fund's investment objective is long-term growth of capital.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 12.71%. On an NAV basis, the Fund returned 11.61%. During this same year, the Index returned 8.09% and the S&P 500® Index returned 8.07%.

For the fiscal year ended October 31, 2011, the Health Care sector contributed most significantly to the Fund's return, followed by the Information Technology and Energy sector, respectively. The Materials sector detracted most from the Fund's return, followed by the Consumer Staples sector.

Positions that contributed most significantly to the Fund's return included UnitedHealth Group, Inc., a health care company (4.28% of long-term investments at October 31, 2011); and Chevron Corp., an energy company (6.11% of long-term investments at October 31, 2011). Positions that detracted most significantly from return included Freeport-McMoRan Copper & Gold, Inc., a materials company (1.78% of long-term investments at October 31, 2011); and Citigroup, Inc., a financials company (1.56% of long-term investments at October 31, 2011).

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2011

Health Care	28.2
Information Technology	25.5
Energy	19.9
Financials	12.3
Telecommunication Services	4.4
Materials	3.2
Consumer Discretionary	2.6
Industrials	2.3
Consumer Staples	1.6
Other assets less liabilities	0.0

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	81.0
Large-Cap Growth	17.9
Mid-Cap Value	0.7
Mid-Cap Growth	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Exxon Mobil Corp.	6.2
Chevron Corp.	6.1
ConocoPhillips Co.	6.1
Pfizer, Inc.	5.7
Dell, Inc.	5.2
Eli Lilly & Co.	4.3
UnitedHealth Group, Inc.	4.3
Apple, Inc.	4.1
Amgen, Inc.	4.1
Symantec Corp.	3.3
Total	49.4

Manager's Analysis (Continued)

PowerShares Active Mega Cap Fund (ticker: PMA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2011

		Avg. Ann.††	Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
Russell Top 200® Index	8.09%	10.14%	0.05%	0.17%
S&P 500® Index	8.07%	11.41%	0.71%	2.57%
Fund
Net Asset Value ("NAV") Return	11.61%	14.16%	2.64%	9.69%
Share Price Return	12.71%	14.57%	2.93%	10.82%

Fund Inception: April 11, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell Top 200® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 205 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Manager's Analysis

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

The PowerShares Active U.S. Real Estate Fund (the "Fund") structures and selects its investments primarily from a universe of securities that are included within the FTSE NAREIT All Equity REITs Index (the "Index") at the time of purchase. The selection methodology uses quantitative and statistical metrics to identify attractively priced securities. The Fund will invest principally in equity real estate investment trusts ("REITs"). The Fund is sub-advised by Invesco Advisers, Inc., and has an investment objective of high total return through growth of capital and current income.

For the fiscal year ended October 31, 2011, on a share price basis, the Fund returned 12.86%. On an NAV basis, the Fund returned 12.77%. During this year the Index returned 10.16% and the S&P 500® Index returned 8.07%.

For the fiscal year ended October 31, 2011, the retail REITs sub-industry contributed most significantly to the Fund's return, followed by the residential REITs and specialized REITs sub-industries, respectively. The diversified REITs sub-industry detracted most from the Fund's return, followed by the industrial REITs sub-industry.

Positions that contributed most significantly to return included Simon Property Group, Inc., a retail REIT company (11.84% of long-term investments at October 31, 2011); and Public Storage, a specialized REIT company (4.74% of long-term investments at October 31, 2011). Positions that detracted most significantly from return included Vornado Realty Trust, a diversified REIT company (4.81% of long-term investments at October 31, 2011); and Host Hotels & Resorts, Inc. a specialized REIT company (3.06% of long-term investments at October 31, 2011).

Property Type and Industry Breakdown

(% of the Fund's Net Assets) as of

October 31, 2011

Apartments	16.7
Regional Malls	16.6
Diversified	15.6
Health Care	13.6
Office Property	12.3
Shopping Centers	6.9
Storage	5.4
Hotels	5.1
Warehouse/Industrial	4.4
Single Tenant	2.1
Manufactured Homes	0.8
Property Trust	0.4
Money Market Fund	0.1
Liabilities in excess of other assets	(0.0)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2011

Large-Cap Value	25.8
Large-Cap Growth	24.6
Mid-Cap Value	21.3
Mid-Cap Growth	19.6
Small-Cap Value	6.3
Small-Cap Growth	2.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2011

Security
Simon Property Group, Inc.	11.8
Equity Residential	5.4
HCP, Inc.	5.1
Vornado Realty Trust	4.8
Public Storage	4.7
Ventas, Inc.	4.6
Boston Properties, Inc.	4.5
AvalonBay Communities, Inc.	3.7
Prologis	3.6
Host Hotels & Resorts, Inc.	3.1
Total	51.3

Manager's Analysis (Continued)

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)    As of October 31, 2011

		Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE NAREIT All Equity REITs Index	10.16%	27.83%	104.64%
S&P 500® Index	8.07%	14.64%	48.97%
Fund
Net Asset Value ("NAV") Return	12.77%	39.17%	164.69%
Share Price Return	12.86%	39.50%	166.58%

Fund Inception: November 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The FTSE NAREIT All Equity REITs Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 123 and 500 common stocks, respectively.

† Fund and Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

†† Average annualized.

Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2011

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PLK	PowerShares Active Low Duration Fund	4/11/08	898	240	74	56	8	6	25
PMA	PowerShares Active Mega Cap Fund	4/11/08	898	346	25	21	12	8	15
PSR	PowerShares Active U.S. Real Estate Fund	11/20/08	742	302	15	11	8	6	55

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PLK	359	34	53	13	12	18
PMA	409	20	25	10	1	6
PSR	311	13	5	4	3	9

Fees and Expenses

As a shareholder of a Fund of the PowerShares Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2011.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio based on Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares Active Low Duration Fund (PLK) Actual	$1,000.00	$1,007.74	0.29%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48
PowerShares Active Mega Cap Fund (PMA) Actual	$1,000.00	$938.08	0.75%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Active U.S. Real Estate Fund (PSR) Actual	$1,000.00	$972.38	0.80%	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2011. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half year may differ from expense ratios based on the one year data in the Financial Highlights.

Schedule of Investments

PowerShares Active Low Duration Fund (PLK)

October 31, 2011

Principal Amount		Value
	Long-Term Investments—86.9%
	Corporate Bonds—6.3%
$75,000	Anheuser-Busch InBev Worldwide, Inc. 2.875%, 02/15/16	$79,470
80,000	Citigroup Funding, Inc. 2.250%, 12/10/12	81,728
50,000	Corn Products International, Inc. 4.625%, 11/01/20	52,728
50,000	CSX Corp. 3.700%, 10/30/20	51,545
50,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 7.625%, 05/15/16	53,551
60,000	Enterprise Products Operating LLC 3.200%, 02/01/16	62,232
50,000	PNC Funding Corp. 4.375%, 08/11/20	52,813
50,000	Raytheon Co. 1.625%, 10/15/15	50,210
50,000	Southern Power Co., Series D 4.875%, 07/15/15	54,848
25,000	Union Pacific Corp. 4.000%, 02/01/21	26,486
70,000	UnitedHealth Group, Inc. 3.875%, 10/15/20	73,874
		639,485
	United States Government and Agencies Obligations—80.6%
	Federal Farm Credit Bank—2.0%
200,000	1.625%, 11/19/14	205,330
	Federal Home Loan Mortgage Corporation—9.9%
300,000	0.375%, 11/27/13	299,595
200,000	0.500%, 10/15/13, Series 1	200,364
200,000	0.625%, 12/28/12	200,826
300,000	0.750%, 11/25/14	300,142
		1,000,927
	Federal National Mortgage Association—4.0%
400,000	1.250%, 02/27/14, Series 11	407,541
	United States Treasury Notes—64.7%
950,000	0.500%, 10/15/14	952,448
150,000	0.625%, 07/15/14	151,007
595,000	0.750%, 12/15/13	600,857
650,000	1.000%, 01/15/14	660,055
190,000	1.000%, 05/15/14	193,132
590,000	1.000%, 08/31/16	591,202
415,000	1.125%, 06/15/13	421,061
130,000	1.375%, 01/15/13	131,884
285,000	1.375%, 03/15/13	289,630
50,000	1.375%, 05/15/13	50,893
200,000	1.750%, 07/31/15	208,343

Principal Amount		Value
	Long-Term Investments (Continued)
	United States Treasury Notes (Continued)
$600,000	2.125%, 05/31/15(a)	$633,142
800,000	2.250%, 01/31/15	845,500
600,000	3.625%, 05/15/13	631,360
200,000	4.000%, 02/15/15	222,766
		6,583,280
	Total United States Government and Agencies Obligations	8,197,078
	Total Long-Term Investments (Cost $8,725,644)	8,836,563
	Short-Term Investments—15.7%
	Corporate Bonds—2.0%
100,000	Citigroup Funding, Inc. 1.875%, 10/22/12	101,676
50,000	Morgan Stanley 2.250%, 03/13/12	50,361
50,000	Wells Fargo & Co. 2.125%, 06/15/12	50,563
		202,600
	United States Government and Agencies Obligations—10.5%
	Federal Home Loan Mortgage Corporation—1.9%
200,000	1.125%, 07/27/12	201,256
	United States Treasury Notes—8.6%
145,000	1.375%, 10/15/12	146,694
700,000	4.250%, 09/30/12	726,113
		872,807
	Total United States Government and Agencies Obligations	1,074,063
Number of Shares
	Money Market Fund—3.2%
326,493	Goldman Sachs Financial Square Prime Obligations Institutional Share Class	326,493
	Total Short-Term Investments (Cost $1,594,821)	1,603,156
	Total Investments (Cost $10,320,465)—102.6%	10,439,719
	Liabilities in excess of other assets—(2.6)%	(266,220)
	Net Assets—100.0%	$10,173,499

Notes to Schedule of Investments:

(a)  All or a portion of the value was pledged as collateral for financial futures contracts. See Note 2H and Note 5.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active Mega Cap Fund (PMA)

October 31, 2011

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—2.6%
423	CBS Corp., Class B	$10,918
1,592	Comcast Corp., Class A	37,332
134	Kohl's Corp.	7,103
619	Las Vegas Sands Corp.*	29,062
1,436	News Corp., Class A	25,159
390	Time Warner Cable, Inc.	24,839
		134,413
	Consumer Staples—1.6%
1,448	Kroger Co. (The)	33,565
1,481	Walgreen Co.	49,169
		82,734
	Energy—19.9%
100	Anadarko Petroleum Corp.	7,850
3,022	Chevron Corp.	317,461
4,546	ConocoPhillips	316,629
4,106	Exxon Mobil Corp.	320,638
203	National Oilwell Varco, Inc.	14,480
595	Occidental Petroleum Corp.	55,299
		1,032,357
	Financials—12.3%
105	ACE Ltd.	7,576
805	Aflac, Inc.	36,297
937	American Express Co.	47,431
1,002	Berkshire Hathaway, Inc., Class B*	78,016
1,813	Capital One Financial Corp.	82,782
312	Chubb Corp. (The)	20,920
2,575	Citigroup, Inc.	81,344
2,722	JPMorgan Chase & Co.	94,617
178	PNC Financial Services Group, Inc.	9,560
498	Public Storage REIT	64,267
168	Simon Property Group, Inc. REIT	21,578
1,224	State Street Corp.	49,437
1,729	Wells Fargo & Co.	44,798
		638,623
	Health Care—28.2%
1,496	Aetna, Inc.	59,481
3,706	Amgen, Inc.	212,243
279	Biogen Idec, Inc.*	32,464
2,868	Bristol-Myers Squibb Co.	90,600
2,241	Cardinal Health, Inc.	99,209
5,997	Eli Lilly & Co.	222,849
994	McKesson Corp.	81,061
15,420	Pfizer, Inc.	296,989
4,637	UnitedHealth Group, Inc.	222,530
2,165	WellPoint, Inc.	149,168
		1,466,594

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Industrials—2.3%
187	Caterpillar, Inc.	$17,664
6,238	General Electric Co.	104,237
		121,901
	Information Technology—25.5%
966	Accenture PLC, Class A (Ireland)	58,211
2,280	Adobe Systems, Inc.*	67,055
530	Apple, Inc.*	214,533
4,573	Applied Materials, Inc.	56,339
6,249	Cisco Systems, Inc.	115,794
17,016	Dell, Inc.*	269,023
754	Hewlett-Packard Co.	20,064
5,468	Intel Corp.	134,185
421	International Business Machines Corp.	77,729
4,647	Microsoft Corp.	123,750
9,942	Symantec Corp.*	169,113
154	Visa, Inc., Class A	14,362
73	VMware, Inc., Class A*	7,136
		1,327,294
	Materials—3.2%
3,383	Alcoa, Inc.	36,401
2,295	Freeport-McMoRan Copper & Gold, Inc.	92,397
1,072	LyondellBasell Industries NV, Class A (Netherlands)	35,226
		164,024
	Telecommunication Services—4.4%
2,808	AT&T, Inc.	82,302
7,516	Sprint Nextel Corp.*	19,316
3,448	Verizon Communications, Inc.	127,507
		229,125
	Total Investments (Cost $4,823,984)—100.0%	5,197,065
	Other assets less liabilities—0.0%	381
	Net Assets—100.0%	$5,197,446

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active U.S. Real Estate Fund (PSR)

October 31, 2011

Number of Shares		Value
	Real Estate Investment Trusts—99.9%
	Apartments—16.7%
3,440	American Campus Communities, Inc.	$133,919
6,035	Apartment Investment & Management Co., Class A	148,884
4,841	AvalonBay Communities, Inc.	647,193
3,769	BRE Properties, Inc.	188,902
3,714	Camden Property Trust	225,217
16,295	Equity Residential	956,191
1,733	Essex Property Trust, Inc.	247,403
2,032	Mid-America Apartment Communities, Inc.	126,797
10,740	UDR, Inc.	267,748
		2,942,254
	Diversified—15.6%
5,280	Digital Realty Trust, Inc.	329,102
12,695	Duke Realty Corp.	155,894
3,367	DuPont Fabros Technology, Inc.	70,000
6,320	Liberty Property Trust	202,240
6,895	Plum Creek Timber Co., Inc.	259,666
1,025	PS Business Parks, Inc.	54,561
5,727	Rayonier, Inc.	238,988
10,215	Vornado Realty Trust	845,904
3,647	Washington Real Estate Investment Trust	105,617
27,105	Weyerhaeuser Co.	487,348
		2,749,320
	Health Care—13.6%
22,510	HCP, Inc.	897,024
9,797	Health Care REIT, Inc.	516,204
7,850	Senior Housing Properties Trust	176,154
14,541	Ventas, Inc.	808,625
		2,398,007
	Hotels—5.1%
9,242	DiamondRock Hospitality Co.	83,640
6,827	Hospitality Properties Trust	164,053
37,719	Host Hotels & Resorts, Inc.	538,250
4,709	LaSalle Hotel Properties	112,592
		898,535
	Manufactured Homes—0.8%
2,155	Equity Lifestyle Properties, Inc.	142,510
	Office Property—12.3%
3,419	Alexandria Real Estate Equities, Inc.	225,962
7,241	BioMed Realty Trust, Inc.	131,134
8,074	Boston Properties, Inc.	799,245
5,164	Douglas Emmett, Inc.	100,698
4,507	Franklin Street Properties Corp.	57,239
3,963	Highwoods Properties, Inc.	122,774
3,235	Kilroy Realty Corp.	118,692
4,804	Mack-Cali Realty Corp.	134,800

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
	Office Property (Continued)
9,556	Piedmont Office Realty Trust, Inc., Class A	$162,261
4,599	SL Green Realty Corp.	317,285
		2,170,090
	Property Trust—0.4%
1,522	Sovran Self Storage, Inc.	67,272
	Regional Malls—16.6%
24,235	General Growth Properties, Inc.	356,254
7,214	Macerich Co. (The)	358,969
16,234	Simon Property Group, Inc.	2,085,095
4,456	Tanger Factory Outlet Centers, Inc.	125,481
		2,925,799
	Shopping Centers—6.9%
13,967	DDR Corp.	178,917
3,453	Federal Realty Investment Trust	306,488
22,505	Kimco Realty Corp.	393,163
4,975	Regency Centers Corp.	203,776
6,039	Weingarten Realty Investors	140,165
		1,222,509
	Single Tenant—2.1%
4,705	National Retail Properties, Inc.	128,211
7,019	Realty Income Corp.	234,505
		362,716
	Storage—5.4%
5,190	Extra Space Storage, Inc.	116,931
6,457	Public Storage	833,276
		950,207
	Warehouse/Industrial—4.4%
13,578	DCT Industrial Trust, Inc.	67,347
1,484	EastGroup Properties, Inc.	64,717
21,356	Prologis, Inc.	635,555
		767,619
	Total Real Estate Investment Trusts (Cost $17,058,797)	17,596,838
	Money Market Fund—0.1%
16,145	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $16,145)	16,145
	Total Investments (Cost $17,074,942)—100.0%	17,612,983
	Liabilities in excess of other assets—(0.0)%	(1,417)
	Net Assets—100.0%	$17,611,566

Investment Abbreviations:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2011

	PowerShares Active Low Duration Fund (PLK)	PowerShares Active Mega Cap Fund (PMA)	PowerShares Active U.S. Real Estate Fund (PSR)
ASSETS:
Investments, at value	$10,439,719	$5,197,065	$17,612,983
Receivables:
Dividends and interest	44,747	9,380	10,634
Investments sold	—	140,074	—
Total Assets	10,484,466	5,346,519	17,623,617
LIABILITIES:
Due to custodian	5,600	4,195	—
Payables:
Investments purchased	299,313	141,683	—
Variation margin	3,875	—	—
Accrued unitary management fees	2,179	3,195	12,051
Total Liabilities	310,967	149,073	12,051
NET ASSETS	$10,173,499	$5,197,446	$17,611,566
NET ASSETS CONSIST OF:
Shares of beneficial interest	$10,071,703	$5,438,042	$17,066,203
Undistributed net investment income	—	13,164	55,900
Undistributed net realized gain (loss)	(18,512)	(626,841)	(48,578)
Net unrealized appreciation	120,308	373,081	538,041
Net Assets	$10,173,499	$5,197,446	$17,611,566
Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	200,000	350,000
Net asset value	$25.43	$25.99	$50.32
Share price	$25.41	$26.27	$50.36
Investments, at cost	$10,320,465	$4,823,984	$17,074,942

See Notes to Financial Statements.

Statements of Operations

Year Ended October 31, 2011

	PowerShares Active Low Duration Fund (PLK)	PowerShares Active Mega Cap Fund (PMA)	PowerShares Active U.S. Real Estate Fund (PSR)
INVESTMENT INCOME:
Interest income	$123,308	$—	$—
Dividend income	—	99,996	389,830
Foreign withholding tax	—	(32)	—
Total Income	123,308	99,964	389,830
EXPENSES:
Unitary management fees	29,582	35,363	163,862
Net Investment Income	93,726	64,601	225,968
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	60,477	26,220	(238,750)
Futures contracts	(70,936)	—	—
In-kind redemptions	—	212,448	2,432,581
Net realized gain (loss)	(10,459)	238,668	2,193,831
Change in net unrealized appreciation (depreciation) on:
Investments	(1,438)	73,858	(1,533,482)
Futures contracts	(5,039)	—	—
Net change in unrealized appreciation (depreciation)	(6,477)	73,858	(1,533,482)
Net realized and unrealized gain (loss)	(16,936)	312,526	660,349
Net increase in net assets resulting from operations	$76,790	$377,127	$886,317

See Notes to Financial Statements.

Statements of Changes in Net Assets

	PowerShares Active Low Duration Fund (PLK)		PowerShares Active Mega Cap Fund (PMA)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$93,726	$74,284	$64,601	$42,816
Net realized gain (loss)	(10,459)	69,795	238,668	164,040
Net change in unrealized appreciation (depreciation)	(6,477)	48,491	73,858	222,049
Net increase in net assets resulting from operations	76,790	192,570	377,127	428,905
Undistributed net investment income (loss) included in the price of units issued and redeemed	(1,840)	(22,906)	5,894	—
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(93,726)	(114,694)	(81,438)	(27,071)
Capital gains	(16,909)	—	—	—
Return of capital	(23,768)	—	—	—
Total distributions to shareholders	(134,403)	(114,694)	(81,438)	(27,071)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,805,877	3,813,905	7,578,243	8,017,429
Value of shares repurchased	(3,810,397)	(1,273,875)	(6,236,708)	(8,017,429)
Net income (loss) equalization	1,840	22,906	(5,894)	—
Net increase (decrease) in net assets resulting from share transactions	(2,680)	2,562,936	1,335,641	—
Increase (Decrease) in Net Assets	(62,133)	2,617,906	1,637,224	401,834
NET ASSETS:
Beginning of year	10,235,632	7,617,726	3,560,222	3,158,388
End of year	$10,173,499	$10,235,632	$5,197,446	$3,560,222
Undistributed net investment income at end of year	$—	$—	$13,164	$30,001
CHANGES IN SHARES OUTSTANDING:
Shares sold	150,000	150,000	300,000	300,000
Shares repurchased	(150,000)	(50,000)	(250,000)	(300,000)
Shares outstanding, beginning of year	400,000	300,000	150,000	150,000
Shares outstanding, end of year	400,000	400,000	200,000	150,000

See Notes to Financial Statements.

	PowerShares Active U.S. Real Estate Fund (PSR)
	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment income	$225,968	$308,546
Net realized gain (loss)	2,193,831	2,198,949
Net change in unrealized appreciation (depreciation)	(1,533,482)	1,448,141
Net increase in net assets resulting from operations	886,317	3,955,636
Undistributed net investment income (loss) included in the price of units issued and redeemed	(143,326)	170,476
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(299,271)	(201,786)
Capital gains	—	—
Return of capital	—	—
Total distributions to shareholders	(299,271)	(201,786)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,764,462	27,682,956
Value of shares repurchased	(25,178,240)	(19,251,792)
Net income (loss) equalization	143,326	(170,476)
Net increase (decrease) in net assets resulting from share transactions	(3,270,452)	8,260,688
Increase (Decrease) in Net Assets	(2,826,732)	12,185,014
NET ASSETS:
Beginning of year	20,438,298	8,253,284
End of year	$17,611,566	$20,438,298
Undistributed net investment income at end of year	$55,900	$129,203
CHANGES IN SHARES OUTSTANDING:
Shares sold	450,000	700,000
Shares repurchased	(550,000)	(500,000)
Shares outstanding, beginning of year	450,000	250,000
Shares outstanding, end of year	350,000	450,000

Financial Highlights

PowerShares Active Low Duration Fund (PLK)

	Year Ended October 31,				For the Period April 8, 2008* through
	2011		2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.59		$25.39	$24.98	$25.00
Net investment income**	0.23		0.24	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.06)		0.36	0.52	(0.01)
Total from investment operations	0.17		0.60	0.81	0.27
Distribution to shareholders from:
Net investment income	(0.23)		(0.40)	(0.35)	(0.28)
Capital gains	(0.04)		—	—	—
Return of capital	(0.06)		—	(0.05)	(0.01)
Total distributions	(0.33)		(0.40)	(0.40)	(0.29)
Net asset value at end of period	$25.43		$25.59	$25.39	$24.98
Share price at end of period***	$25.41		$25.55	$25.23	$24.60
NET ASSET VALUE, TOTAL RETURN****	0.67%		2.37%	3.27%	1.08	%(a)
SHARE PRICE TOTAL RETURN****	0.75%		2.86%	4.20%	(0.45	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$10,173		$10,236	$7,618	$2,498
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.29%	0.29	%†
Net investment income	0.92%		0.94%	1.17%	1.99	%†
Portfolio turnover rate ††	119%		58%	295%	296%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(b)	$(0.07)	$(0.03)	$0.00	(b)

PowerShares Active Mega Cap Fund (PMA)

	Year Ended October 31,			For the Period April 8, 2008* through
	2011	2010	2009	October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.73	$21.06	$18.24	$25.00
Net investment income**	0.36	0.29	0.26	0.17
Net realized and unrealized gain (loss) on investments	2.37	2.57	2.86	(6.93)
Total from investment operations	2.73	2.86	3.12	(6.76)
Distributions to shareholders from:
Net investment income	(0.47)	(0.19)	(0.30)	—
Net asset value at end of period	$25.99	$23.73	$21.06	$18.24
Share price at end of period***	$26.27	$23.75	$21.04	$18.23
NET ASSET VALUE, TOTAL RETURN****	11.61%	13.58%	17.37%	(27.04	)%(c)
SHARE PRICE TOTAL RETURN****	12.71%	13.77%	17.29%	(27.08	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,197	$3,560	$3,158	$1,824
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.37%	1.26%	1.38%	1.30	%†
Portfolio turnover rate ††	89%	58%	87%	41%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.03	$—	$0.07	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was 0.88%. The share price total return from Fund inception to October 31, 2008 was (0.89)%.

(b)  Amount represents less than $0.005.

(c)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was (26.27)%. The share price total return from Fund inception to October 31, 2008 was (26.31)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Active U.S. Real Estate Fund (PSR)

	Year Ended October 31,		For the Period November 19, 2008* through
	2011	2010	October 31, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$45.42	$33.01	$21.66
Net investment income**	0.54	1.07	0.72
Net realized and unrealized gain on investments	5.15	12.06	11.21
Total from investment operations	5.69	13.13	11.93
Distribution to shareholders from:
Net investment income	(0.79)	(0.72)	(0.58)
Net asset value at end of period	$50.32	$45.42	$33.01
Share price at end of period***	$50.36	$45.42	$33.05
NET ASSET VALUE, TOTAL RETURN****	12.77%	40.16%	55.56	%(a)
SHARE PRICE TOTAL RETURN****	12.86%	39.98%	55.70	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$17,612	$20,438	$8,253
Ratio to average net assets of:
Expenses	0.80%	0.80%	0.80	%†
Net investment income	1.10%	2.65%	2.83	%†
Portfolio turnover rate ††	37%	20%	46%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.35)	$0.59	$0.71

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 20, 2008, first day of trading on the exchange) to October 31, 2009 was 67.47%. The share price total return from Fund Inception to October 31, 2009 was 68.71%.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

Note 1. Organization

PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust") was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of October 31, 2011, the Trust offered three portfolios:

Full Name	Short Name
PowerShares Active Low Duration Fund (PLK)	"Active Low Duration Fund"

PowerShares Active Mega Cap Fund (PMA)	"Active Mega Cap Fund"

PowerShares Active U.S. Real Estate Fund (PSR)	"Active U.S. Real Estate Fund"

Each portfolio (each a "Fund" and collectively, the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for a basket of securities, except with respect to Active Low Duration Fund for which Creation Units are issued and redeemed primarily for cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective for the Active Low Duration Fund is total return. Active Mega Cap Fund's investment objective is long-term growth of capital. The investment objective for Active U.S. Real Estate Fund is high total return through growth of capital and current income.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Concentration Risk. A significant percentage of a Fund's Underlying Index may be composed of issuers in a single industry or sector of the economy. If a Fund is focused in an industry or sector, it may present more risks than if the Fund broadly more diversified over numerous industries and sectors of the economy.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

At times, such industry or group of industries may be out of favor and underperform other industries of the market as a whole.

Non-Diversified Fund Risk. The Active Low Duration Fund, Active Mega Cap Fund and Active U.S. Real Estate Fund are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund's performance.

Cash Transactions Risk. With respect to Active Low Duration Fund, unlike most exchange-traded funds ("ETFs"), the Fund currently effects creations and redemptions primarily for cash, rather than primarily in-kind because of the nature of the Fund's investments. As such, investments in the Fund's Shares may be less tax efficient than investments in conventional ETFs.

Risk of Deviation between Market Price and NAV. Unlike conventional ETFs, each Fund is not an index fund. Each Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Given the high level of transparency of each Fund's holdings, the Adviser believes that the trading experience of each Fund should be similar to that of index based ETFs. However, actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Derivatives Risk. The Active Low Duration Fund may invest in derivatives. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. The Fund's investments in derivatives could lose more than the cash amount invested and incur higher taxes.

Risks of Investing in the Real Estate Industry. The Active U.S. Real Estate Fund invests in securities issued by companies in the real estate industry. These investments may be affected by economic, legal, cultural, environmental or technological factors that affect the property values, rents or occupancies of real estate. Although the Fund will not invest in real estate directly, the REITs in which the Fund will invest will be subject to risks inherent in the direct ownership of real estate, including, but not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Small and Medium Capitalization Company Risk. For Active U.S. Real Estate Fund, investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Risks of Investing in U.S. Treasury Futures. The Active Low Duration Fund may invests in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable the Fund

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

to buy or sell a U.S. Treasury security in the future at an agreed-upon price, and require special skills and knowledge of investment techniques. If the Fund enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Fund's return.

Leverage Risk. The Active Low Duration Fund may engage in transactions, including the use of derivatives, that may give rise to a form of leverage, which may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the returns for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized and/or accreted for financial purposes. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers (as defined below) and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid monthly to its shareholders for Active Low Duration Fund, declared and paid annually for Active Mega Cap Fund and declared and paid quarterly for the Active U.S. Real Estate Fund. Each Fund records dividends on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

regulations which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All of the Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per Share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per Share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statement of Changes in Net Assets as undistributed net investment income included in the price of capital Shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

H. Futures Contracts

The Active Low Duration Fund may enter into U.S. futures contracts to simulate full investment in securities, to facilitate trading or to reduce transaction costs. The Active Low Duration Fund, the Fund invests in futures contracts on U.S. Treasury securities to manage interest rate risk and may do so with respect to the entire portfolio. A futures contract is an agreement between two parties to purchase or sell a specified underlying security or index for a specified price at a future date. The Fund will only enter into futures contracts that are traded on a U.S. exchange and that are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. Given that the Fund can use futures on U.S. Treasury Securities, the Fund can experience losses even if they are closely correlated. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of Invesco Advisers, Inc. ("Invesco Advisers"), Invesco Asset Management Deutschland GmbH ("Invesco Deutschland"), Invesco Asset Management Limited ("Invesco

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

Asset Management"), Invesco Asset Management (Japan) Limited ("Invesco Japan"), Invesco Australia Limited ("Invesco Australia"), Invesco Hong Kong Limited ("Invesco Hong Kong"), Invesco Senior Secured Management, Inc. ("Invesco Senior Secured") and Invesco Canada Ltd. ("Invesco Canada") (formerly, Invesco Trimark) (collectively the "Sub-Advisers"), the Sub-Advisers are affiliates of the Adviser. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee and the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Active Low Duration Fund	0.29%
Active Mega Cap Fund	0.75%
Active U.S. Real Estate Fund	0.80%

The Adviser has entered into an Investment Sub-Advisory Agreement with Invesco Advisers, Invesco Deutschland, Invesco Asset Management, Invesco Japan, Invesco Australia, Invesco Hong Kong, Invesco Senior Secured and Invesco Canada, for each Fund. The sub-advisory fee is paid by the Adviser to the Sub-Advisers at 40% of the Adviser's compensation of the sub-advised assets.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of October 31, 2011, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

With respect to each Fund, during the fiscal year ended October 31, 2011, there were no significant transfers between investment levels.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Active Low Duration Fund
Corporate Debt Securities	$—	$842,085	$—	$842,085
U.S Treasury Securities	—	7,456,087	—	7,456,087
U.S. Government Sponsored Agency Securities	—	1,815,054	—	1,815,054
Money Market Fund	326,493	—	—	326,493
Futures Contract*	1,054	—	—	1,054
Total Investments	$327,547	$10,113,226	$—	$10,440,773

* Unrealized appreciation.

Note 5. Derivative Investments

Each Fund has implemented required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of October 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Active Low Duration Fund
Interest rate risk
Futures contracts(a)	$1,054	$—

(a) Includes cumulative appreciation of futures contracts. Only current day's variation margin (payable) is reported within the Statement of Assets & Liabilities.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

Effect of Derivative Instruments for the fiscal year ended October 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts*
Active Low Duration Fund
Realized Gain (Loss)
Interest rate risk	$(70,936)
Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(5,039)
Total	$(75,975)

* The average value of outstanding futures during the period was $1,937,397.

Open Futures Contracts
Active Low Duration Fund Contract	Number of Contracts	Expiration Date/Commitment	Notional Value	Unrealized Appreciation
U.S. Treasury 10 Year Notes	4	December-2011/Short	$(516,250)	$1,054

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2011 and 2010:

	2011			2010
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains	Return of Capital
Active Low Duration Fund	$93,726	$16,909	$23,768	$93,405	$21,289	$—
Active Mega Cap Fund	81,438	—	—	27,071	—	—
Active U.S. Real Estate Fund	299,271	—	—	201,786	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Long-Term Capital Gains	Undistributed Ordinary Income	Net Unrealized Appreciation	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Active Low Duration Fund	$—	$—	$119,157	$(17,361)	$10,071,703	$10,173,499
Active Mega Cap Fund	—	13,164	363,612	(617,372)	5,438,042	5,197,446
Active U.S. Real Estate Fund	32,040	76,143	437,180	—	17,066,203	17,611,566

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

The following Funds had capital loss carryforward amounts as of October 31, 2011, which expire on October 31 of each year listed below:

	2016	2017	2018	2019	Total*
Active Low Duration Fund	$—	$—	$—	$17,361	$17,361
Active Mega Cap Fund	94,344	413,231	109,797	—	617,372
Active U.S. Real Estate Fund	—	—	—	—	—

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

The following Funds utilized the noted amounts of capital loss carryforward during the fiscal year ended October 31, 2011.

Utilized Amount
Active Mega Cap Fund	$31,431
Active U.S. Real Estate Fund	24,407

Note 7. Investment Transactions

For the fiscal year ended October 31, 2011, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Government securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Active Low Duration Fund	$343,851	$625,277
Active Mega Cap Fund	4,164,720	4,213,317
Active U.S. Real Estate Fund	7,458,221	7,788,432

For the fiscal year ended October 31, 2011, the cost of securities purchased and the proceeds from sales of U.S. Government securities for the Active Low Duration Fund amounted to $11,463,164 and $11,160,265, respectively.

For the fiscal year ended October 31, 2011, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Active Low Duration Fund	$—	$—
Active Mega Cap Fund	2,223,034	871,601
Active U.S. Real Estate Fund	21,610,397	24,769,785

Gains and (losses) on in-kind transactions are generally not considered taxable gains and (losses) for Federal income tax purposes.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

At October 31, 2011, the aggregate costs and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Active Low Duration Fund	$10,320,562	$119,157	$119,157	$—
Active Mega Cap Fund	4,833,453	363,612	578,941	(215,329)
Active U.S. Real Estate Fund	17,175,803	437,180	935,614	(498,434)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and utilization of book equalization, on October 31, 2011, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2011, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active Low Duration Fund	$1,840	$—	$(1,840)
Active Mega Cap Fund	(5,894)	(205,222)	211,116
Active U.S. Real Estate Fund	143,326	(2,172,698)	2,029,372

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an "interested person" as defined in the 1940 Act (an "Independent Trustee"). The Adviser, as a result of the unitary management fee, pays for such compensation. The Non-Independent Trustees of the Trust do not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Except for Active Low Duration Fund, such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Active Low Duration Fund issues and redeems

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2011

Shares primarily for cash. Transactions in capital shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Significant Event

The PowerShares Active AlphaQ Fund and the PowerShares Active Alpha Multi-Cap Fund were liquidated on September 30, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Actively Managed
Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Actively Managed Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at October 31, 2011, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 27, 2011

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal Income Tax Information

	Qualified dividend Income*	Dividends-received Deduction*	Qualified Interest Income*
Active Low Duration Fund	0%	0%	99%
Active Mega Cap Fund	100%	100%	0%
Active U.S. Real Estate Fund	1%	1%	0%

Active Low Duration Fund designates $16,909 as a long-term capital gain distribution for the year ended October 31, 2011.

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Trustees and Officers

The Independent Trustees, the Trustees who are affiliated with the Adviser (the "Non-Independent Trustees") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and officers information is current as of October 31, 2011.

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 3 portfolios and three other exchange-traded fund trusts with 109 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008); Director of Open Architecture and Trading (2007-2008); Head of Fundamental Research (2004-2007); and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 3 portfolios and three other exchange-traded fund trusts with 109 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (51) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	112	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 3 portfolios and three other exchange-traded fund trusts with 109 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 3 portfolios and three other exchange-traded fund trusts with 109 portfolios advised by the Adviser.

Trustees and Officers (Continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
H. Bruce Bond (48) Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2007	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly, Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 3 portfolios and three other exchange-traded fund trusts with 109 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees
Kevin M. Carome (55) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	112	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2011, the Fund Complex consisted of the Trust's 3 portfolios and three other exchange-traded fund trusts with 109 portfolios advised by the Adviser.

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (37) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. In the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Benjamin Fulton (50) Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President – Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (30) Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management – Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

  *  This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren (54) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly Invesco Trimark Ltd.) (2000-2006)

Todd Spillane (52) Invesco Management Group, Inc. 11 Greenway Plaza Suite 2500 Houston, TX 77046	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly, Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc. – registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

  *  This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Trustees and Officers (Continued)

Name, Address, and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Hill (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer	Since 2011	Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Head of Global ETF Operations, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore Sponsored mutual funds (2003-2010)

Anna Paglia (37) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2011	Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010). Associate Counsel at Barclays Global Investors Ltd. (2004-2006)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800)-983-0903.

  *  This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Trust's proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the Commission's website at www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2010 Invesco PowerShares Capital Management LLC  P-PS-AR-10

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Services Approved for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2010	Percentage of Services Approved for fiscal year end 2010 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$42,450	N/A	$68,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$32,323	0%	$31,082	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$74,773	0%	$99,082	0%

PwC billed the Registrant aggregate fees of $ 32,323 for the fiscal year ended October 31, 2011 and $31,082 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)                                  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                  Tax fees for the fiscal year ended October 31, 2011 includes fees billed for reviewing tax returns, tax returns for the liquidated funds, excise tax returns and excise distributions calculations. Tax fees for the fiscal year ended October 31, 2010 included fees billed for reviewing tax returns, excise tax returns, excise tax distribution calculations and providing tax consultation services.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2011 and October 31, 2010.

Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of
the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made.  The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                  Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any service or product provided for a contingent fee or a commission

•                  Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                  Tax services for persons in financial reporting oversight roles at the Fund

•                  Any other service that the Public Company Oversight Board determines by regulation is impermissible.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Philip M. Nussbaum, and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                              Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s

President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics.

(a)(2)                    Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)                    Not Applicable.

(b)                                 Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 6, 2012

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	January 6, 2012